                                                                     EXHIBIT 10k


THESE WARRANTS HAVE NOT BEEN REGISTERED UNDER THE FEDERAL OR APPLICABLE STATE SECURITIES LAWS AND INSTEAD ARE BEING ISSUED PURSUANT TO EXEMPTIONS CONTAINED IN SAID LAWS. THE WARRANTS REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT TO SUCH WARRANTS AND THE SHARES UNDERLYING SUCH WARRANTS SHALL BE EFFECTIVE UNDER THE SECURITIES ACT OF 1933,
(2) SUCH WARRANTS ARE TRANSFERRED PURSUANT TO RULE 144, OR ANY SUCCESSOR RULE, UNDER SUCH ACT OR (3) INDUSTRIAL IMAGING CORPORATION SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT NO VIOLATION OF SUCH ACT OR SIMILAR STATE ACTS WILL BE INVOLVED IN SUCH TRANSFER.


                                                        WARRANT NO. A-1


                                     WARRANT

                       TO PURCHASE SHARES OF COMMON STOCK,

                           PAR VALUE $0.01 PER SHARE,

                                       OF

                         INDUSTRIAL IMAGING CORPORATION



         THIS IS TO CERTIFY THAT IMPRIMIS INVESTORS LLC, or such holder's registered assigns (the "Investor"), is the owner of 250,000 Warrants (as defined below), each of which entitles the registered holder thereof to purchase from INDUSTRIAL IMAGING CORPORATION, a Delaware corporation (the "Company"), one fully paid, duly authorized and nonassessable share of Common Stock, par value $0.01 per share, of the Company (the "Common Stock"), at any time or from time to time on or before 5:00 p.m., New York City time, on November 12, 2002, at an exercise price of $1.00 per share (the "Exercise Price"), all on the terms and subject to the conditions hereinafter set forth.

         The number of shares of Common Stock issuable upon exercise of each such Warrant (the "Number Issuable"), which is initially one (1) share, is subject to adjustment from time to time pursuant to the provisions of Section 2 of this Warrant Certificate. The Warrants evidenced by this certificate are part of a series of Class A

Warrants being issued by the Company on the Issue Date (the "Warrants"). The execution and delivery of this Warrant Certificate is a condition precedent to the obligations of the Investor under the Securities Purchase Agreement, dated as of November 12, 1997, between the Investor and the Company.

         Capitalized terms used herein but not otherwise defined shall have the meanings given them in Section 12 hereof.

         Section 1. EXERCISE OF WARRANT. (a) The Warrants evidenced hereby may be exercised, in whole or in part, by the registered holder hereof at any time or from time to time on or before 5:00 p.m., New York City time, on November 12, 2002, upon delivery to the Company at the principal executive office of the Company in the United States of America, of (i) this Warrant Certificate, (ii) a written notice stating that such holder elects to exercise all or some portion of the Warrants evidenced hereby in accordance with the provisions of this
Section 1 and specifying the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued and (iii) payment of the Exercise Price for the shares of Common Stock issuable upon exercise of such Warrants, which shall be payable either (A) by a certified or official bank check payable to the order of the Company or (B) in the manner prescribed in Section 1(e), at the holder's option (collectively, the "Warrant Exercise Documentation").

         (b) As promptly as practicable, and in any event within five Business Days after receipt of the Warrant Exercise Documentation, the Company shall deliver or cause to be delivered (a) certificates representing the number of validly issued, fully paid and nonassessable shares of Common Stock specified in the Warrant Exercise Documentation, (b) if applicable, cash in lieu of any fraction of a share, as hereinafter provided, and (c) if less than the full number of Warrants evidenced hereby are being exercised, a new Warrant Certificate or Certificates, of like tenor, for the number of Warrants evidenced by this Warrant Certificate, less the number of Warrants then being exercised. Such exercise shall be deemed to have been made at the close of business on the date of delivery of the Warrant Exercise Documentation so that the Person entitled to receive shares of Common Stock upon such exercise shall be treated for all purposes as having become the record holder of such shares of Common Stock at such time. No such surrender shall be effective to constitute the Person entitled to receive such shares as the record holder thereof while the transfer books of the Company for the Common Stock are closed for any purpose (but not for any period in excess of five days); but any such surrender of this Warrant Certificate for exercise during any period while such books are so closed shall become effective for exercise immediately upon the reopening of such books, as if the exercise had been made on the date the Warrant Exercise Documentation was received and for the Number Issuable of Common Stock specified in the Warrant Exercise Documentation and at the Exercise Price.

         (c) The Company shall pay all expenses in connection with, and all taxes and other governmental charges (other than income taxes of the holder) that may be imposed in respect of, the issue or delivery of any shares of Common Stock issuable upon the exercise of the Warrants evidenced hereby. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock in any name other than that of the registered holder of the Warrants evidenced hereby.

         (d) In connection with the exercise of any Warrants evidenced hereby, no fractions of shares of Common Stock shall be issued, but in lieu thereof the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Current Market Price per share on the Business Day which next precedes the day of exercise. If more than one such Warrant shall be exercised by the holder thereof at the same time, the number of full shares of Common Stock issuable on such exercise shall be computed on the basis of the total number of Warrants so exercised.

         (e) In addition to the method of payment set forth in Section 1(a)(iii) and in lieu of any cash payment required thereunder, the registered holder shall have the right to exercise the Warrants in full or in part by surrendering the Warrant Certificate in the manner specified in Section 1 in exchange for the number of shares of Common Stock equal to the quotient derived from dividing (i) the excess of (A) the product of (I) the Number Issuable of Common Stock as to which Warrants are being exercised and (II) the Current Market Price per share, over (B) the product of (y) the Number Issuable of Common Stock as to which Warrants being exercised and (z) the Exercise Price, by
(ii) the Current Market Price per share.

         (f) In the event of a sale of all or substantially all of the Company's assets for cash, the Warrants shall be deemed exercised in accordance with the provisions of this Section 1 as of date of the consummation of such sale and the holder hereof shall be entitled to pay the Exercise Price in the manner prescribed in Section 1(a)(iii) or Section 1(d), at its option.

         Section 2. ADJUSTMENTS.

               (a) ADJUSTMENT OF NUMBER ISSUABLE. The Number Issuable shall be subject to adjustment from time to time as follows:

               (i) In case the Company shall at any time or from time to time after the Issue Date:

                     (A) pay a dividend or make a distribution on the outstanding shares of Common Stock in capital stock of the Company;

                     (B) subdivide the outstanding shares of Common Stock into a larger number of shares; or

                     (C) combine the outstanding shares of Common Stock into a smaller number of shares;

         then, and in each such case (other than a dividend or distribution received by or set aside for the benefit of the holder pursuant to
         Section 2(c) hereof), the Number Issuable in effect immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Company) so that the holder of any Warrant evidenced hereby thereafter exercised shall be entitled to receive the number of shares of Common Stock or other securities of the Company which such holder would have owned or had been entitled to receive upon or by reason of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event. An adjustment made pursuant to this clause (i) shall become effective retroactively (x) in the case of any such dividend or distribution, to a date immediately following the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (y) in the case of any such subdivision or combination to the close of business on the date upon which such corporate action becomes effective.

               (ii) If after the Issue Date, the Company shall at any time or from time to time issue or sell (x) shares of Common Stock or (y) securities convertible into or exchangeable for shares of Common Stock, or any options, warrants or other rights to acquire shares of Common Stock (other than (A) shares of Common Stock issued upon exercise of the Warrants outstanding on the Issue Date, (B) shares of Common Stock issued pursuant to an employee stock option plan, stock bonus plan or other incentive compensation plan or award, each as approved by the Company's Board of Directors that, in the aggregate with all other shares of Common Stock issued pursuant to any such plans (whether or not approved by the Company's Board of Directors) constitute no more than five percent of the issued and outstanding Common Stock, and (C) shares of Common Stock issued as a result of adjustments made under agreements related to shares described in clauses (A) and (B)) at a price per share that is less than the Current Market Price per share of Common Stock then in effect as of the record date or issue date, as the case may be, referred to in the following sentence (the "RELEVANT DATE") (treating the price per share of Common Stock, in the case of the issuance of any security convertible or exchangeable or exercisable into Common Stock as equal to (x) the sum of the price for such security convertible, exchangeable or exercisable into Common Stock plus any additional consideration payable (without regard to any anti-dilution adjustments) upon the conversion, exchange or exercise of such security into Common Stock divided by (y) the number of shares of Common Stock initially underlying such convertible, exchangeable or exercisable security), in each case, other than issuances or sales for which an adjustment is made pursuant to another paragraph of this
         Section 2, then, and in each such case, the Number Issuable then in effect shall be adjusted by multiplying the Number Issuable in effect on the day immediately prior to the

         Relevant Date by a fraction, (1) the numerator of which shall be the sum of the number of shares of Common Stock, on a fully diluted basis, outstanding on the Relevant Date, plus the number of additional shares of Common Stock issued or to be issued (or the maximum number into which such convertible or exchangeable securities initially may convert or exchange or for which such options, warrants or other rights initially may be exercised), and (2) the denominator of which shall be the sum of the number of shares of Common Stock, on a fully diluted basis, outstanding on the Relevant Date, plus the number of shares of Common Stock which the aggregate consideration (plus the aggregate amount of any additional consideration initially payable upon conversion or exchange of such convertible or exchangeable securities or exercise of such options, warrants or other rights) for the total number of such additional shares of Common Stock so issued (or into which such convertible or exchangeable securities may convert or exchange or for which such options, warrants or other rights may be exercised) would purchase at the Current Market Price per share of Common Stock on the Relevant Date. Such adjustment shall be made whenever such shares, securities, options, warrants or other rights are issued, and shall become effective retroactively to a date immediately following the close of business (x) in the case of an issuance to the stockholders of the Company, as such, on the record date for the determination of stockholders entitled to receive such shares, securities, options, warrants or other rights and (y) in all other cases, on the date (the "ISSUE DATE") of such issuance; PROVIDED, that if any convertible or exchangeable securities, options, warrants, or other rights (or any portions thereof) which shall have given rise to an adjustment pursuant to this Section 2(a)(ii) shall have expired or terminated without the exercise thereof and/or if by reason of the terms of such convertible or exchangeable securities, options, warrants or other rights there shall have been an increase or increases, with the passage of time or otherwise, in the Number Issuable, then the Number Issuable hereunder shall be readjusted (but to no greater extent than originally adjusted) on the basis of (A) eliminating from the computation any additional shares of Common Stock corresponding to such convertible or exchangeable securities, options, warrants or other rights as shall have expired or terminated, (B) treating the additional shares of Common Stock, if any, actually issued or issuable pursuant to the previous exercise of such convertible and exchangeable securities, options, warrants, or other rights as having been issued for the consideration actually received and receivable therefor and (C) treating any of such convertible or exchangeable securities, options, warrants or other rights which remain outstanding as being subject to exercise or conversion. Solely for purposes of this clause (ii), (I) Common Stock shall include the Common Stock, par value $0.01 per share, of the Company and each other class of capital stock of the Company that does not have a preference over any other class of capital stock of the Company as to dividends or upon liquidation, dissolution or winding up of the Company and, in each case, shall include any other class of capital stock of the Company into which such stock is reclassified or reconstituted and (II) if the provisions of any securities convertible into or exchangeable for shares of

         Common Stock or options, warrants or other rights to acquire shares of Common Stock are amended after the date of issuance so as to reduce the applicable conversion price, exchange price or exercise price such amendment shall be deemed to be a new issuance of such securities.

               (iii) In case the Company shall at any time or from time to time after the Issue Date distribute to any holder of shares of its Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the resulting or surviving corporation and the Common Stock is not changed or exchanged) cash, evidences of indebtedness of the Company or another issuer, securities of the Company or another issuer or other assets (excluding dividends or other distributions of shares of Common Stock or other capital stock for which adjustment in the Number Issuable is made under
         Section 2(a)(i) or dividends or other distributions received by or set aside for the benefit of the holders of Common Stock pursuant to
         Section 2(c) below) or rights or warrants to subscribe for or purchase securities of the Company (excluding those in respect of which adjustment in the Number Issuable is made pursuant to Section 2(a)(ii)), then, and in each such case, the Number Issuable then in effect shall be adjusted by multiplying the Number Issuable in effect immediately prior to the date of such distribution by a fraction (x) the numerator of which shall be the Current Market Price per share on the record date referred to below and (y) the denominator of which shall be such Current Market Price per share less the then Fair Market Value (as determined in good faith by the Board of Directors of the Company, a certified resolution with respect to which shall be mailed to the holder of the Warrants evidenced hereby) of the portion of the cash, evidences of indebtedness, securities or other assets so distributed or of such subscription rights or warrants applicable to one share of Common Stock (but such denominator shall in no event be zero). Such adjustment shall be made whenever any such distribution is made and shall become effective retroactively to a date immediately following the close of business on the record date for the determination of stockholders entitled to receive such distribution.

               (iv) In case the Company at any time or from time to time shall take any action which could have a dilutive effect on the number of shares of Common Stock that may be issued upon exercise of the Warrants, other than an action described in any of Section 2(a)(i) through 2(a)(iii), inclusive, or Section 2(b), then, the Number Issuable shall be adjusted in such manner and at such time as the Board of Directors of the Company reasonably determines to be equitable under the circumstances (such determination to be evidenced in a resolution, a certified copy of which shall be mailed to the holder of the Warrants evidenced hereby).

               (v) Notwithstanding anything herein to the contrary, no adjustment under this Section 2(a) need be made to the Number Issuable unless such adjustment would require an increase or decrease of at least 1% of the

         Number Issuable then in effect. Any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment, which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least 1% of such Number Issuable. Any adjustment to the Number Issuable carried forward and not theretofore made shall be made immediately prior to the exercise of any Warrants pursuant hereto.

               (vi) The Company promptly shall deliver to each registered holder of Warrants at least ten Business Days prior to effecting any transaction which would result in an increase or decrease in the Number Issuable pursuant to this Section 2(a) a notice thereof, together with a certificate, signed by the Chief Executive Officer or a Vice-President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the increased or decreased Number Issuable then in effect following such adjustment.

               (vii) Notwithstanding anything contrary contained in this Section 2(a), the Company shall be entitled to make such upward adjustments in the Number Issuable, in addition to those otherwise required by this
         Section 2(a), as the Board of Directors of the Company in their discretion shall determine to be advisable in order that any stock dividend, subdivision or combination of shares, distribution of rights or warrants to purchase stock or securities, or distribution of securities convertible into or exchangeable for Common Stock, hereafter made by the Company to its shareholders shall not be taxable; provided, HOWEVER, that any such adjustment shall be made, as nearly as practicable, in a manner which treats all holders of Warrants with similar protections on an equal basis.

               (b) REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE OF ASSETS. In case of any capital reorganization or reclassification or other change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another Person (other than a consolidation or merger in which the Company is the resulting or surviving person and which does not result in any reclassification or change of outstanding Common Stock), or in case of any sale or other disposition to another Person of all or substantially all of the assets of the Company (any of the foregoing, a "Transaction"), the Company, or such successor or purchasing Person, as the case may be, shall execute and deliver to each holder of the Warrants evidenced hereby, at least ten Business Days prior to effecting any of the foregoing Transactions, a certificate that the holder of each such Warrant then outstanding shall have the right thereafter to exercise such Warrant into the kind and amount of shares of stock or other securities (of the Company or another issuer) or property or cash receivable upon such Transaction by a holder of the number of shares of Common Stock into which such Warrant could have been exercised immediately prior to such Transaction. Such certificate shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 2 and shall contain other terms identical to the terms hereof. If, in the case of any such Transaction, the stock, other securities, cash or property receivable thereupon by a holder of Common Stock includes stock, securities, other property or cash of a Person other than the successor or purchasing Persons and other than the Company, in connection with such Transaction, then such certificate also shall be executed by such Person, and such Person shall, in such certificate, specifically assume the obligations of such successor or purchasing Person and acknowledge its obligations to issue such stock, securities, other property or cash to holders of the Warrants upon exercise thereof as provided above. The provisions of this
Section 2(b) similarly shall apply to successive Transactions.

               (c) SPECIAL DISTRIBUTIONS. If the holder so elects by sending a Special Notice to the Company, in the event that the Company shall declare a dividend or make any other distribution (including, without limitation, in cash, in capital stock (which shall include, without limitation, any options, warrants or other rights to acquire capital stock) of the Company, whether or not pursuant to a shareholder rights plan, "poison pill" or similar arrangement) in other securities, property or assets, to holders of Common Stock (a "Special Distribution"), then the Board of Directors shall set aside the amount of such dividend or distribution that any holder of Warrants would have been entitled to receive had it exercised such Warrants prior to the record date for such dividend or distribution. Upon the exercise of a Warrant evidenced hereby, the holder shall be entitled to receive, such dividend or distribution that such holder would have received had such Warrant been exercised immediately prior to the record date for such dividend or distribution. Prior to any Special Distribution described in this Section 2(c), the Company shall as provided in
Section 4 hereof notify each holder (not less than ten Business Days prior to the occurrence of each Special Distribution) of its intent to make such Special Distribution and the holder, if it elects to have such distribution set aside the amount thereof rather than have an adjustment to the Number Issuable as provided in Section 2(a)(i), 2(a)(ii) or 2(a)(iii), shall notify the Company by sending a Special Notice prior to the date of any such Special Distribution.

         Section 3. REDEMPTION. The Company shall not have any right to redeem any of the Warrants evidenced hereby.

         Section 4. NOTICE OF CERTAIN EVENTS. In case at any time or from time to time the holders of the Warrants evidenced hereby are entitled to notice pursuant to the terms of Section 2, such notice shall provide (a) the date on which a record is to be taken for the purpose of such dividend, distribution, subdivision, combination or issuance of shares of Common Stock, securities convertible into or exchangeable for shares of Common Stock or options, warrants or other rights, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision, combination, shares of Common Stock, securities convertible into or exchangeable for shares of Common Stock or options, warrants or other rights, are to be determined, (b) the issue date (as defined in Section 2(a)(ii) hereof) or (c) the date on which such Transaction, dissolution, liquidation or winding up is expected to become effective.

         Section 5. CERTAIN COVENANTS. The Company covenants and agrees that all shares of capital stock of the Company which may be issued upon the exercise of the Warrants evidenced hereby will be duly authorized, validly issued and fully paid and nonassessable. The Company shall at all times reserve and keep available for issuance upon the exercise of the Warrants, such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the exercise of all outstanding Warrants, and shall take all action required to increase the authorized number of shares of Common Stock if at any time there shall be insufficient authorized but unissued shares of Common stock to permit such reservation or to permit the exercise of all outstanding Warrants. The Company shall prepare and file, and cooperate with the holder of this Warrant so that it may prepare and file, in each case within five Business Days of a request by such holder, notification and report forms in compliance with the HSR Act, and shall otherwise fully comply with the requirements of the HSR Act, to the extent required in connection with the exercise of the Warrant. The Company shall bear all of its own expenses and all of its own out of pocket expenses (including reasonable attorneys' fees, charges and expenses) and filing fees of such holder in connection with any such preparation and filing.

         Section 6. REGISTERED HOLDER. The person in whose name this Warrant Certificate is registered shall be deemed the owner hereof and of the Warrants evidenced hereby for all purposes.

         Section 7. TRANSFER OF WARRANTS. Any transfer of the rights represented by this Warrant Certificate shall be effected by the surrender of this Warrant Certificate, along with the form of assignment attached hereto, properly completed and executed by the registered holder hereof, at the principal executive office of the Company in the United States of America; PROVIDED that
(a) a registration statement with respect to the Warrants proposed for transfer, and with respect to the shares of Common Stock underlying such Warrants, shall be effective under the Securities Act, (b) the Warrants are transferred pursuant to Rule 144 under the Securities Act or (c) the Company shall have received an opinion of counsel reasonably satisfactory to it that no violation of such act or similar state acts will be involved in such transfer. Thereupon, the Company shall issue in the name or names specified by the registered holder hereof and, in the event of a partial transfer, in the name of the registered holder hereof, a new Warrant Certificate or Certificates evidencing the right to purchase such number of shares of Common Stock as shall be equal to the number of shares of Common Stock then purchasable hereunder.

         Section 8. DENOMINATIONS. The Company covenants that it will, at its expense, promptly upon surrender of this Warrant Certificate at the principal executive office of the Company in the United States of America, execute and deliver to the registered holder hereof a new Warrant Certificate or Certificates in denominations specified by such holder for an aggregate number of Warrants equal to the number of Warrants evidenced by this Warrant Certificate.

         Section 9. REPLACEMENT OF WARRANTS. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Certificate and, in the case of loss, theft or destruction, upon delivery of an indemnity reasonably satisfactory to the Company (in the case of an institutional investor, its own unsecured indemnity agreement shall be deemed to be reasonably satisfactory), or, in the case of mutilation, upon surrender and cancellation thereof, the Company will issue a new Warrant Certificate of like tenor for a number of Warrants equal to the number of Warrants evidenced by this Warrant Certificate.

         Section 10. GOVERNING LAW. THIS WARRANT CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISIONS).

         Section 11. RIGHTS INURE TO REGISTERED HOLDER. The Warrants evidenced by this Warrant Certificate will inure to the benefit of and be binding upon the registered holder thereof and the Company and their respective successors and permitted assigns. This Warrant Certificate shall be for the sole benefit of the registered holder thereof. Nothing in this Warrant Certificate shall be construed to give the registered holder hereof any rights as a holder of shares of Common Stock until such time, if any, as the Warrants evidenced by this Warrant Certificate are exercised in accordance with the provisions hereof.

         Section 12. DEFINITIONS. For the purposes of this Warrant Certificate, the following terms shall have the meanings indicated below:

         "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law or executive order to close.

         "COMMON STOCK" shall have the meaning assigned to such term in the Preamble hereof.

         "COMPANY" shall have the meaning assigned to such term in the Preamble hereof.

         "CURRENT MARKET PRICE" per share shall mean, on any date specified herein for the determination thereof, (a) if the Common Stock is then listed on a national securities exchange, designated as a Nasdaq Stock Market security or quoted in the over-the-counter-market by a member firm of the NYSE, the average daily Market Price of the Common Stock for those days during the period of 15 days, ending on such date, on which the national securities exchanges were open for trading, and (b) if the Common Stock is not then so listed, designated or quoted, the Market Price on such date.

         "EXERCISE PRICE" shall have the meaning assigned to such term in the Preamble hereof.

         "FAIR MARKET VALUE" shall mean the amount which a willing buyer, under no compulsion to buy, would pay a willing seller, under no compulsion to sell, in an arm's-length transaction.

         "HSR ACT" shall mean the Hart Scott Rodino Anti-Trust Improvements Act of 1976, and the rules and regulations of the Federal Trade Commission promulgated thereunder.

         "INVESTOR" shall have the meaning assigned to such term in the Preamble hereof.

         "ISSUE DATE" shall mean November 12, 1997.

         "MARKET PRICE" shall mean, per share of Common Stock, on any date specified herein: (a) if the Common Stock is listed on any national securities exchange or is designated as a Nasdaq Stock Market security, the last trading price of the Common Stock on such date as reported in the Wall Street Journal; or (b) if the Common Stock is not so listed or designated, the average of the reported closing bid and ask prices of the Common Stock in the over-the-counter market, on such date as reported by any member firm of the NYSE selected by the Company; or (c) if none of (a) or (b) is applicable, the Fair Market Value per share determined in good faith by the Board of Directors of the Company which shall be deemed to be Fair Market Value unless holders of at least 50% of Common Stock issued or issuable upon exercise of the Warrants request that the Company obtain an opinion of a nationally recognized investment banking firm chosen by the Company (who shall bear the expense) and reasonably acceptable to such requesting holders of the Warrants, in which event the Fair Market Value shall be as determined by such investment banking firm.

         "NUMBER ISSUABLE" shall have the meaning given it in the Preamble hereof.

         "NYSE" shall mean the New York Stock Exchange, Inc.

         "PERSON" shall mean any individual, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

         "RELEVANT DATE" shall have the meaning assigned to such term in Section 2(a)(ii) hereof.

         "SECURITIES ACT" shall mean the Securities Act of 1933.

         "SPECIAL DISTRIBUTION" shall have the meaning assigned to such term in
Section 2(c) hereof.


         "SPECIAL NOTICE" shall mean the notice sent by a holder to the Company indicating its preference to have any Special Distribution set aside for its benefit upon exercise of the Warrant.

         "TRANSACTION" shall have the meaning assigned to such term in
Section 2(b) hereof.

         "WARRANTS" shall have the meaning assigned to such term in the Preamble hereof.

         "WARRANT EXERCISE DOCUMENTATION" shall have the meaning given it in
Section 1 hereof.

         Section 13. NOTICES. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be sufficient if delivered personally or sent by telecopy (with confirmation of receipt) or by registered or certified mail, postage prepaid, return receipt requested, (a) if to the holder of a Warrant, at such holder's last known address or telecopy number appearing on the books of the Company; and (b) if to the Company, at its principal executive office, or the telecopy number of such office, in the United States, or such other address or telecopy number as the party to whom notice is to be given may have furnished to the other party. Each such notice, request or communication shall be effective when received or, if given by mail, when delivered at the address specified in this Section or on the fifth Business Day following the date on which such communication is posted, whichever occurs first.

         Section 14. SHARE LEGEND. Each certificate representing shares of Common Stock or any other securities issued upon exercise of this Warrant shall bear the following legend unless such shares or other securities have been registered under the Securities Act and any applicable state securities laws:

         "THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE FEDERAL OR APPLICABLE STATE SECURITIES LAWS AND INSTEAD ARE BEING ISSUED PURSUANT TO EXEMPTIONS CONTAINED IN SAID LAWS. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED UNLESS (A) A REGISTRATION STATEMENT SHALL BE EFFECTIVE UNDER THE SECURITIES ACT OF 1933, (B) SUCH SHARES ARE TRANSFERRED PURSUANT TO RULE 144, OR ANY SUCCESSOR RULE, UNDER SUCH ACT OR (C) INDUSTRIAL IMAGING CORPORATION SHALL HAVE

RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT NO VIOLATION OF SUCH ACT OR SIMILAR STATE ACTS WILL BE INVOLVED IN SUCH TRANSFER."

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed as of the Issue Date.


                                            INDUSTRIAL IMAGING CORPORATION



                                            By: __________________________
                                                Name:
                                                Title:

                            [Form of Assignment Form]

                  [To be executed upon assignment of Warrants]


         The undersigned hereby assigns and transfers this Warrant Certificate to ________________________ whose Social Security Number or Tax ID Number is ___________________ and whose record address is ________________________________
_____________________________________, and irrevocably appoints ________________
as agent to transfer this security on the books of the Company. Such agent may substitute another to act for such agent.

                                          Signature:



                                          ______________________________________




Date: ___________________________

THESE WARRANTS HAVE NOT BEEN REGISTERED UNDER THE FEDERAL OR APPLICABLE STATE SECURITIES LAWS AND INSTEAD ARE BEING ISSUED PURSUANT TO EXEMPTIONS CONTAINED IN SAID LAWS. THE WARRANTS REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT TO SUCH WARRANTS AND THE SHARES UNDERLYING SUCH WARRANTS SHALL BE EFFECTIVE UNDER THE SECURITIES ACT OF 1933,
(2) SUCH WARRANTS ARE TRANSFERRED PURSUANT TO RULE 144, OR ANY SUCCESSOR RULE, UNDER SUCH ACT OR (3) INDUSTRIAL IMAGING CORPORATION SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT NO VIOLATION OF SUCH ACT OR SIMILAR STATE ACTS WILL BE INVOLVED IN SUCH TRANSFER.


                                                      WARRANT NO. B-1


                                     WARRANT

                       TO PURCHASE SHARES OF COMMON STOCK,

                           PAR VALUE $0.01 PER SHARE,

                                       OF

                         INDUSTRIAL IMAGING CORPORATION



         THIS IS TO CERTIFY THAT IMPRIMIS INVESTORS LLC, or such holder's registered assigns (the "Investor"), is the owner of 250,000 Warrants (as defined below), each of which entitles the registered holder thereof to purchase from INDUSTRIAL IMAGING CORPORATION, a Delaware corporation (the "Company"), one fully paid, duly authorized and nonassessable share of Common Stock, par value $0.01 per share, of the Company (the "Common Stock"), at any time or from time to time on or before 5:00 p.m., New York City time, on November 12, 2002, at an exercise price of $2.00 per share (the "Exercise Price"), all on the terms and subject to the conditions hereinafter set forth.

         The number of shares of Common Stock issuable upon exercise of each such Warrant (the "Number Issuable"), which is initially one (1) share, is subject to adjustment from time to time pursuant to the provisions of Section 2 of this Warrant Certificate. The Warrants evidenced by this certificate are part of a series of Class B Warrants being issued by the Company on the Issue Date (the "Warrants"). The execution and delivery of this Warrant Certificate is a condition precedent to the obligations of the Investor under the Securities Purchase Agreement, dated as of November 12, 1997, between the Investor and the Company.

         Capitalized terms used herein but not otherwise defined shall have the meanings given them in Section 12 hereof.

         Section 1. EXERCISE OF WARRANT. (a) The Warrants evidenced hereby may be exercised, in whole or in part, by the registered holder hereof at any time or from time to time on or before 5:00 p.m., New York City time, on November 12, 2002, upon delivery to the Company at the principal executive office of the Company in the United States of America, of (i) this Warrant Certificate, (ii) a written notice stating that such holder elects to exercise all or some portion of the Warrants evidenced hereby in accordance with the provisions of this
Section 1 and specifying the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued and (iii) payment of the Exercise Price for the shares of Common Stock issuable upon exercise of such Warrants, which shall be payable either (A) by a certified or official bank check payable to the order of the Company or (B) in the manner prescribed in Section 1(e), at the holder's option (collectively, the "Warrant Exercise Documentation").

         (b) As promptly as practicable, and in any event within five Business Days after receipt of the Warrant Exercise Documentation, the Company shall deliver or cause to be delivered (a) certificates representing the number of validly issued, fully paid and nonassessable shares of Common Stock specified in the Warrant Exercise Documentation, (b) if applicable, cash in lieu of any fraction of a share, as hereinafter provided, and (c) if less than the full number of Warrants evidenced hereby are being exercised, a new Warrant Certificate or Certificates, of like tenor, for the number of Warrants evidenced by this Warrant Certificate, less the number of Warrants then being exercised. Such exercise shall be deemed to have been made at the close of business on the date of delivery of the Warrant Exercise Documentation so that the Person entitled to receive shares of Common Stock upon such exercise shall be treated for all purposes as having become the record holder of such shares of Common Stock at such time. No such surrender shall be effective to constitute the Person entitled to receive such shares as the record holder thereof while the transfer books of the Company for the Common Stock are closed for any purpose (but not for any period in excess of five days); but any such surrender of this Warrant Certificate for exercise during any period while such books are so closed shall become effective for exercise immediately upon the reopening of such books, as if the exercise had been made on the date the Warrant Exercise Documentation was received and for the Number Issuable of Common Stock specified in the Warrant Exercise Documentation and at the Exercise Price.

         (c) The Company shall pay all expenses in connection with, and all taxes and other governmental charges (other than income taxes of the holder) that may be imposed in respect of, the issue or delivery of any shares of Common Stock issuable upon the exercise of the Warrants evidenced hereby. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock in any name other than that of the registered holder of the Warrants evidenced hereby.

         (d) In connection with the exercise of any Warrants evidenced hereby, no fractions of shares of Common Stock shall be issued, but in lieu thereof the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Current Market Price per share on the Business Day which next precedes the day of exercise. If more than one such Warrant shall be exercised by the holder thereof at the same time, the number of full shares of Common Stock issuable on such exercise shall be computed on the basis of the total number of Warrants so exercised.

         (e) In addition to the method of payment set forth in Section 1(a)(iii) and in lieu of any cash payment required thereunder, the registered holder shall have the right to exercise the Warrants in full or in part by surrendering the Warrant Certificate in the manner specified in Section 1 in exchange for the number of shares of Common Stock equal to the quotient derived from dividing (i) the excess of (A) the product of (I) the Number Issuable of Common Stock as to which Warrants are being exercised and (II) the Current Market Price per share, over (B) the product of (y) the Number Issuable of Common Stock as to which Warrants being exercised and (z) the Exercise Price, by
(ii) the Current Market Price per share.

         (f) In the event of a sale of all or substantially all of the Company's assets for cash, the Warrants shall be deemed exercised in accordance with the provisions of this Section 1 as of date of the consummation of such sale and the holder hereof shall be entitled to pay the Exercise Price in the manner prescribed in Section 1(a)(iii) or Section 1(d), at its option.

         Section 2. ADJUSTMENTS.

               (a) ADJUSTMENT OF NUMBER ISSUABLE. The Number Issuable shall be subject to adjustment from time to time as follows:

               (i) In case the Company shall at any time or from time to time after the Issue Date:

                     (A) pay a dividend or make a distribution on the outstanding shares of Common Stock in capital stock of the Company;

                     (B) subdivide the outstanding shares of Common Stock into a larger number of shares; or

                     (C) combine the outstanding shares of Common Stock into a smaller number of shares;

         then, and in each such case (other than a dividend or distribution received by or set aside for the benefit of the holder pursuant to
         Section 2(c) hereof), the Number Issuable in effect immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Company) so that the holder of any Warrant evidenced hereby thereafter exercised shall be entitled to receive the number of shares of Common Stock or other securities of the Company which such holder would have owned or had been entitled to receive upon or by reason of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event. An adjustment made pursuant to this clause (i) shall become effective retroactively (x) in the case of any such dividend or distribution, to a date immediately following the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (y) in the case of any such subdivision or combination to the close of business on the date upon which such corporate action becomes effective.

               (ii) If after the Issue Date, the Company shall at any time or from time to time issue or sell (x) shares of Common Stock or (y) securities convertible into or exchangeable for shares of Common Stock, or any options, warrants or other rights to acquire shares of Common Stock (other than (A) shares of Common Stock issued upon exercise of the Warrants outstanding on the Issue Date, (B) shares of Common Stock issued pursuant to an employee stock option plan, stock bonus plan or other incentive compensation plan or award, each as approved by the Company's Board of Directors that, in the aggregate with all other shares of Common Stock issued pursuant to any such plans (whether or not approved by the Company's Board of Directors) constitute no more than five percent of the issued and outstanding Common Stock, and (C) shares of Common Stock issued as a result of adjustments made under agreements related to shares described in clauses (A) and (B)) at a price per share that is less than the Current Market Price per share of Common Stock then in effect as of the record date or issue date, as the case may be, referred to in the following sentence (the "RELEVANT DATE") (treating the price per share of Common Stock, in the case of the issuance of any security convertible or exchangeable or exercisable into Common Stock as equal to (x) the sum of the price for such security convertible, exchangeable or exercisable into Common Stock plus any additional consideration payable (without regard to any anti-dilution adjustments) upon the conversion, exchange or exercise of such security into Common Stock divided by (y) the number of shares of Common Stock initially underlying such convertible, exchangeable or exercisable security), in each case, other than issuances or sales for which an adjustment is made pursuant to another paragraph of this
         Section 2, then, and in each such case, the Number Issuable then in effect shall be adjusted by multiplying the Number Issuable in effect on the day immediately prior to the Relevant Date by a fraction, (1) the numerator of which shall be the sum of the number of shares of Common Stock, on a fully diluted basis, outstanding on the

         Relevant Date, plus the number of additional shares of Common Stock issued or to be issued (or the maximum number into which such convertible or exchangeable securities initially may convert or exchange or for which such options, warrants or other rights initially may be exercised), and (2) the denominator of which shall be the sum of the number of shares of Common Stock, on a fully diluted basis, outstanding on the Relevant Date, plus the number of shares of Common Stock which the aggregate consideration (plus the aggregate amount of any additional consideration initially payable upon conversion or exchange of such convertible or exchangeable securities or exercise of such options, warrants or other rights) for the total number of such additional shares of Common Stock so issued (or into which such convertible or exchangeable securities may convert or exchange or for which such options, warrants or other rights may be exercised) would purchase at the Current Market Price per share of Common Stock on the Relevant Date. Such adjustment shall be made whenever such shares, securities, options, warrants or other rights are issued, and shall become effective retroactively to a date immediately following the close of business (x) in the case of an issuance to the stockholders of the Company, as such, on the record date for the determination of stockholders entitled to receive such shares, securities, options, warrants or other rights and (y) in all other cases, on the date (the "ISSUE DATE") of such issuance; PROVIDED, that if any convertible or exchangeable securities, options, warrants, or other rights (or any portions thereof) which shall have given rise to an adjustment pursuant to this Section 2(a)(ii) shall have expired or terminated without the exercise thereof and/or if by reason of the terms of such convertible or exchangeable securities, options, warrants or other rights there shall have been an increase or increases, with the passage of time or otherwise, in the Number Issuable, then the Number Issuable hereunder shall be readjusted (but to no greater extent than originally adjusted) on the basis of (A) eliminating from the computation any additional shares of Common Stock corresponding to such convertible or exchangeable securities, options, warrants or other rights as shall have expired or terminated, (B) treating the additional shares of Common Stock, if any, actually issued or issuable pursuant to the previous exercise of such convertible and exchangeable securities, options, warrants, or other rights as having been issued for the consideration actually received and receivable therefor and (C) treating any of such convertible or exchangeable securities, options, warrants or other rights which remain outstanding as being subject to exercise or conversion. Solely for purposes of this clause (ii), (I) Common Stock shall include the Common Stock, par value $0.01 per share, of the Company and each other class of capital stock of the Company that does not have a preference over any other class of capital stock of the Company as to dividends or upon liquidation, dissolution or winding up of the Company and, in each case, shall include any other class of capital stock of the Company into which such stock is reclassified or reconstituted and (II) if the provisions of any securities convertible into or exchangeable for shares of Common Stock or options, warrants or other rights to acquire shares of Common Stock are amended after the date of issuance so as to reduce the applicable conversion price, exchange price or exercise price such amendment shall be deemed to be a new issuance of such securities.

               (iii) In case the Company shall at any time or from time to time after the Issue Date distribute to any holder of shares of its Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the resulting or surviving corporation and the Common Stock is not changed or exchanged) cash, evidences of indebtedness of the Company or another issuer, securities of the Company or another issuer or other assets (excluding dividends or other distributions of shares of Common Stock or other capital stock for which adjustment in the Number Issuable is made under
         Section 2(a)(i) or dividends or other distributions received by or set aside for the benefit of the holders of Common Stock pursuant to
         Section 2(c) below) or rights or warrants to subscribe for or purchase securities of the Company (excluding those in respect of which adjustment in the Number Issuable is made pursuant to Section 2(a)(ii)), then, and in each such case, the Number Issuable then in effect shall be adjusted by multiplying the Number Issuable in effect immediately prior to the date of such distribution by a fraction (x) the numerator of which shall be the Current Market Price per share on the record date referred to below and (y) the denominator of which shall be such Current Market Price per share less the then Fair Market Value (as determined in good faith by the Board of Directors of the Company, a certified resolution with respect to which shall be mailed to the holder of the Warrants evidenced hereby) of the portion of the cash, evidences of indebtedness, securities or other assets so distributed or of such subscription rights or warrants applicable to one share of Common Stock (but such denominator shall in no event be zero). Such adjustment shall be made whenever any such distribution is made and shall become effective retroactively to a date immediately following the close of business on the record date for the determination of stockholders entitled to receive such distribution.

               (iv) In case the Company at any time or from time to time shall take any action which could have a dilutive effect on the number of shares of Common Stock that may be issued upon exercise of the Warrants, other than an action described in any of Section 2(a)(i) through 2(a)(iii), inclusive, or Section 2(b), then, the Number Issuable shall be adjusted in such manner and at such time as the Board of Directors of the Company reasonably determines to be equitable under the circumstances (such determination to be evidenced in a resolution, a certified copy of which shall be mailed to the holder of the Warrants evidenced hereby).

               (v) Notwithstanding anything herein to the contrary, no adjustment under this Section 2(a) need be made to the Number Issuable unless such adjustment would require an increase or decrease of at least 1% of the Number Issuable then in effect. Any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment, which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least 1% of such Number Issuable. Any adjustment to the Number Issuable carried forward and not theretofore made shall be made immediately prior to the exercise of any Warrants pursuant hereto.

               (vi) The Company promptly shall deliver to each registered holder of Warrants at least ten Business Days prior to effecting any transaction which would result in an increase or decrease in the Number Issuable pursuant to this Section 2(a) a notice thereof, together with a certificate, signed by the Chief Executive Officer or a Vice-President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the increased or decreased Number Issuable then in effect following such adjustment.

               (vii) Notwithstanding anything contrary contained in this Section 2(a), the Company shall be entitled to make such upward adjustments in the Number Issuable, in addition to those otherwise required by this
         Section 2(a), as the Board of Directors of the Company in their discretion shall determine to be advisable in order that any stock dividend, subdivision or combination of shares, distribution of rights or warrants to purchase stock or securities, or distribution of securities convertible into or exchangeable for Common Stock, hereafter made by the Company to its shareholders shall not be taxable; provided, HOWEVER, that any such adjustment shall be made, as nearly as practicable, in a manner which treats all holders of Warrants with similar protections on an equal basis.

               (b) REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE OF ASSETS. In case of any capital reorganization or reclassification or other change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another Person (other than a consolidation or merger in which the Company is the resulting or surviving person and which does not result in any reclassification or change of outstanding Common Stock), or in case of any sale or other disposition to another Person of all or substantially all of the assets of the Company (any of the foregoing, a "Transaction"), the Company, or such successor or purchasing Person, as the case may be, shall execute and deliver to each holder of the Warrants evidenced hereby, at least ten Business Days prior to effecting any of the foregoing Transactions, a certificate that the holder of each such Warrant then outstanding shall have the right thereafter to exercise such Warrant into the kind and amount of shares of stock or other securities (of the Company or another issuer) or property or cash receivable upon such Transaction by a holder of the number of shares of Common Stock into which such Warrant could have been exercised immediately prior to such Transaction. Such certificate shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 2 and shall contain other terms identical to the terms hereof.

If, in the case of any such Transaction, the stock, other securities, cash or property receivable thereupon by a holder of Common Stock includes stock, securities, other property or cash of a Person other than the successor or purchasing Persons and other than the Company, in connection with such Transaction, then such certificate also shall be executed by such Person, and such Person shall, in such certificate, specifically assume the obligations of such successor or purchasing Person and acknowledge its obligations to issue such stock, securities, other property or cash to holders of the Warrants upon exercise thereof as provided above. The provisions of this Section 2(b) similarly shall apply to successive Transactions.

               (c) SPECIAL DISTRIBUTIONS. If the holder so elects by sending a Special Notice to the Company, in the event that the Company shall declare a dividend or make any other distribution (including, without limitation, in cash, in capital stock (which shall include, without limitation, any options, warrants or other rights to acquire capital stock) of the Company, whether or not pursuant to a shareholder rights plan, "poison pill" or similar arrangement) in other securities, property or assets, to holders of Common Stock (a "Special Distribution"), then the Board of Directors shall set aside the amount of such dividend or distribution that any holder of Warrants would have been entitled to receive had it exercised such Warrants prior to the record date for such dividend or distribution. Upon the exercise of a Warrant evidenced hereby, the holder shall be entitled to receive, such dividend or distribution that such holder would have received had such Warrant been exercised immediately prior to the record date for such dividend or distribution. Prior to any Special Distribution described in this Section 2(c), the Company shall as provided in
Section 4 hereof notify each holder (not less than ten Business Days prior to the occurrence of each Special Distribution) of its intent to make such Special Distribution and the holder, if it elects to have such distribution set aside the amount thereof rather than have an adjustment to the Number Issuable as provided in Section 2(a)(i), 2(a)(ii) or 2(a)(iii), shall notify the Company by sending a Special Notice prior to the date of any such Special Distribution.

         Section 3. REDEMPTION. The Company shall not have any right to redeem any of the Warrants evidenced hereby.

         Section 4. NOTICE OF CERTAIN EVENTS. In case at any time or from time to time the holders of the Warrants evidenced hereby are entitled to notice pursuant to the terms of Section 2, such notice shall provide (a) the date on which a record is to be taken for the purpose of such dividend, distribution, subdivision, combination or issuance of shares of Common Stock, securities convertible into or exchangeable for shares of Common Stock or options, warrants or other rights, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision, combination, shares of Common Stock, securities convertible into or exchangeable for shares of Common Stock or options, warrants or other rights, are to be determined, (b) the issue date (as defined in Section 2(a)(ii) hereof) or (c) the date on which such Transaction, dissolution, liquidation or winding up is expected to become effective.

         Section 5. CERTAIN COVENANTS. The Company covenants and agrees that all shares of capital stock of the Company which may be issued upon the exercise of the Warrants evidenced hereby will be duly authorized, validly issued and fully paid and nonassessable. The Company shall at all times reserve and keep available for issuance upon the exercise of the Warrants, such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the exercise of all outstanding Warrants, and shall take all action required to increase the authorized number of shares of Common Stock if at any time there shall be insufficient authorized but unissued shares of Common stock to permit such reservation or to permit the exercise of all outstanding Warrants. The Company shall prepare and file, and cooperate with the holder of this Warrant so that it may prepare and file, in each case within five Business Days of a request by such holder, notification and report forms in compliance with the HSR Act, and shall otherwise fully comply with the requirements of the HSR Act, to the extent required in connection with the exercise of the Warrant. The Company shall bear all of its own expenses and all of its own out of pocket expenses (including reasonable attorneys' fees, charges and expenses) and filing fees of such holder in connection with any such preparation and filing.

         Section 6. REGISTERED HOLDER. The person in whose name this Warrant Certificate is registered shall be deemed the owner hereof and of the Warrants evidenced hereby for all purposes.

         Section 7. TRANSFER OF WARRANTS. Any transfer of the rights represented by this Warrant Certificate shall be effected by the surrender of this Warrant Certificate, along with the form of assignment attached hereto, properly completed and executed by the registered holder hereof, at the principal executive office of the Company in the United States of America; PROVIDED that
(a) a registration statement with respect to the Warrants proposed for transfer, and with respect to the shares of Common Stock underlying such Warrants, shall be effective under the Securities Act, (b) the Warrants are transferred pursuant to Rule 144 under the Securities Act or (c) the Company shall have received an opinion of counsel reasonably satisfactory to it that no violation of such act or similar state acts will be involved in such transfer. Thereupon, the Company shall issue in the name or names specified by the registered holder hereof and, in the event of a partial transfer, in the name of the registered holder hereof, a new Warrant Certificate or Certificates evidencing the right to purchase such number of shares of Common Stock as shall be equal to the number of shares of Common Stock then purchasable hereunder.

         Section 8. DENOMINATIONS. The Company covenants that it will, at its expense, promptly upon surrender of this Warrant Certificate at the principal executive office of the Company in the United States of America, execute and deliver to the registered holder hereof a new Warrant Certificate or Certificates in denominations specified by such holder for an aggregate number of Warrants equal to the number of Warrants evidenced by this Warrant Certificate.

         Section 9. REPLACEMENT OF WARRANTS. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Certificate and, in the case of loss, theft or destruction, upon delivery of an indemnity reasonably satisfactory to the Company (in the case of an institutional investor, its own unsecured indemnity agreement shall be deemed to be reasonably satisfactory), or, in the case of mutilation, upon surrender and cancellation thereof, the Company will issue a new Warrant Certificate of like tenor for a number of Warrants equal to the number of Warrants evidenced by this Warrant Certificate.

         Section 10. GOVERNING LAW. THIS WARRANT CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISIONS).

         Section 11. RIGHTS INURE TO REGISTERED HOLDER. The Warrants evidenced by this Warrant Certificate will inure to the benefit of and be binding upon the registered holder thereof and the Company and their respective successors and permitted assigns. This Warrant Certificate shall be for the sole benefit of the registered holder thereof. Nothing in this Warrant Certificate shall be construed to give the registered holder hereof any rights as a holder of shares of Common Stock until such time, if any, as the Warrants evidenced by this Warrant Certificate are exercised in accordance with the provisions hereof.

         Section 12. DEFINITIONS. For the purposes of this Warrant Certificate, the following terms shall have the meanings indicated below:

         "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law or executive order to close.

         "COMMON STOCK" shall have the meaning assigned to such term in the Preamble hereof.

         "COMPANY" shall have the meaning assigned to such term in the Preamble hereof.

         "CURRENT MARKET PRICE" per share shall mean, on any date specified herein for the determination thereof, (a) if the Common Stock is then listed on a national securities exchange, designated as a Nasdaq Stock Market security or quoted in the over-the-counter market by a member firm of the NYSE, the average daily Market Price of the Common Stock for those days during the period of 15 days, ending on such date, on which the national securities exchanges were open for trading, and (b) if the Common Stock is not then so listed, designated or quoted, the Market Price on such date.

         "EXERCISE PRICE" shall have the meaning assigned to such term in the Preamble hereof.

         "FAIR MARKET VALUE" shall mean the amount which a willing buyer, under no compulsion to buy, would pay a willing seller, under no compulsion to sell, in an arm's-length transaction.

         "HSR ACT" shall mean the Hart Scott Rodino Anti-Trust Improvements Act of 1976, and the rules and regulations of the Federal Trade Commission promulgated thereunder.

         "INVESTOR" shall have the meaning assigned to such term in the Preamble hereof.

         "ISSUE DATE" shall mean November 12, 1997.

         "MARKET PRICE" shall mean, per share of Common Stock, on any date specified herein: (a) if the Common Stock is listed on any national securities exchange or is designated as a Nasdaq Stock Market security, the last trading price of the Common Stock on such date as reported in the Wall Street Journal; or (b) if the Common Stock is not so listed or designated, the average of the reported closing bid and ask prices of the Common Stock in the over-the-counter-market, on such date as reported by any member firm of the NYSE selected by the Company; or (c) if none of (a) or (b) is applicable, the Fair Market Value per share determined in good faith by the Board of Directors of the Company which shall be deemed to be Fair Market Value unless holders of at least 50% of Common Stock issued or issuable upon exercise of the Warrants request that the Company obtain an opinion of a nationally recognized investment banking firm chosen by the Company (who shall bear the expense) and reasonably acceptable to such requesting holders of the Warrants, in which event the Fair Market Value shall be as determined by such investment banking firm.

         "NUMBER ISSUABLE" shall have the meaning given it in the Preamble hereof.

         "NYSE" shall mean the New York Stock Exchange, Inc.

         "PERSON" shall mean any individual, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

         "RELEVANT DATE" shall have the meaning assigned to such term in Section 2(a)(ii) hereof.

         "SECURITIES ACT" shall mean the Securities Act of 1933.

         "SPECIAL DISTRIBUTION" shall have the meaning assigned to such term in
Section 2(c) hereof.


         "SPECIAL NOTICE" shall mean the notice sent by a holder to the Company indicating its preference to have any Special Distribution set aside for its benefit upon exercise of the Warrant.

         "TRANSACTION" shall have the meaning assigned to such term in Section 2(b) hereof.

         "WARRANTS" shall have the meaning assigned to such term in the Preamble hereof.

         "WARRANT EXERCISE DOCUMENTATION" shall have the meaning given it in
Section 1 hereof.

         Section 13. NOTICES. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be sufficient if delivered personally or sent by telecopy (with confirmation of receipt) or by registered or certified mail, postage prepaid, return receipt requested, (a) if to the holder of a Warrant, at such holder's last known address or telecopy number appearing on the books of the Company; and (b) if to the Company, at its principal executive office, or the telecopy number of such office, in the United States, or such other address or telecopy number as the party to whom notice is to be given may have furnished to the other party. Each such notice, request or communication shall be effective when received or, if given by mail, when delivered at the address specified in this Section or on the fifth Business Day following the date on which such communication is posted, whichever occurs first.

         Section 14. SHARE LEGEND. Each certificate representing shares of Common Stock or any other securities issued upon exercise of this Warrant shall bear the following legend unless such shares or other securities have been registered under the Securities Act and any applicable state securities laws:

         "THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE FEDERAL OR APPLICABLE STATE SECURITIES LAWS AND INSTEAD ARE BEING ISSUED PURSUANT TO EXEMPTIONS CONTAINED IN SAID LAWS. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED UNLESS (A) A REGISTRATION STATEMENT SHALL BE EFFECTIVE UNDER THE SECURITIES ACT OF 1933, (B) SUCH SHARES ARE TRANSFERRED PURSUANT TO RULE 144, OR ANY SUCCESSOR RULE, UNDER SUCH ACT OR (C) INDUSTRIAL IMAGING CORPORATION SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT NO VIOLATION OF SUCH ACT OR SIMILAR STATE ACTS WILL BE INVOLVED IN SUCH TRANSFER."

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed as of the Issue Date.

                                             INDUSTRIAL IMAGING CORPORATION



                                             By: _______________________________
                                                 Name:
                                                 Title:

                            [Form of Assignment Form]

                  [To be executed upon assignment of Warrants]



         The undersigned hereby assigns and transfers this Warrant Certificate to _______________________ whose Social Security Number or Tax ID Number is _________________ and whose record address is __________________________________
_____________________________________, and irrevocably appoints ________________
as agent to transfer this security on the books of the Company. Such agent may substitute another to act for such agent.

                                          Signature:



                                          ______________________________________




Date: ___________________________